UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2010

EQUINIX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Velocity Way, 5th Floor
Foster City, California 94404
(650) 513-7000
(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 10, 2010, Equinix, Inc. (“Equinix”) issued a press release announcing its financial results for the quarter and year ended December 31, 2009.  A copy of the press release is attached as Exhibit 99.1.  Equinix released certain non-GAAP information in the press release and attached to the press release is a reconciliation to the non-GAAP information.

On February 10, 2010, in connection with the issuance of the press release, Equinix will hold a conference call to discuss the press release.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Equinix, Inc., dated February 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

Date:	February 10, 2010	By:	/s/ KEITH D. TAYLOR
Keith D. Taylor
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Equinix, Inc., dated February 10, 2010.